3Q16/FY16 Earnings Release	Page 1 of 4

FOR IMMEDIATE RELEASE

CONTACT:	Investor Relations
John Eldridge
(206) 272-6571
j.eldridge@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Results for Third Quarter of Fiscal 2016
SEATTLE, WA - July 20, 2016 - For the third quarter of fiscal 2016, F5 Networks, Inc. (NASDAQ: FFIV) announced revenue of $496.5 million, up 3 percent from $483.7 million in the prior quarter and 3 percent from $483.6 million in the third quarter of fiscal 2015.
GAAP net income was $91.8 million ($1.37 per diluted share), compared to $75.4 million ($1.11 per diluted share) in the prior quarter and $93.2 million ($1.29 per diluted share) in the third quarter a year ago.
Excluding the impact of stock-based compensation and amortization of purchased intangible assets, non-GAAP net income was $121.7 million ($1.81 per diluted share), compared to $114.0 million ($1.68 per diluted share) in the prior quarter and $120.2 million ($1.67 per diluted share) in the third quarter of last year.
A reconciliation of GAAP net income to non-GAAP net income is included on the attached Consolidated Statements of Operations.
“During the third quarter, F5 delivered solid revenue growth and strong earnings despite a relatively challenging spending environment,” said John McAdam, F5 President and Chief Executive Officer. “The Americas and Asia Pacific both contributed strong sequential revenue growth, while EMEA revenues were down from the prior quarter against the backdrop of the UK's referendum to withdraw from the European Union.
“Reflecting steadily increasing deployment of our products in public and private cloud environments, software sales continued to grow as a percentage of overall product revenue. Our expanding footprint in public and private clouds also contributed to sequential growth in sales of our security products during the quarter.”
As previously announced, F5 began the rollout of major product upgrades and a number of new products in Q3. In addition to 100Gb blades for VIPRION, the company introduced version 5.0 of its BIG-IQ management platform, a new standalone appliance for DDoS mitigation, and a new version of TMOS with features designed for the DevOps community and enhanced capabilities for cloud integration. Products scheduled to begin shipping in the current quarter include a refresh of the BIG-IP appliance family and a standalone SSL appliance designed to encrypt and unencrypt traffic in concert with third-party security solutions. New versions of the company’s Virtual Edition products with four times the performance of its existing VE family are scheduled to ship in the first quarter of fiscal 2017.
“I believe the scope and timing of these product introductions will enable our customers and partners to meet the challenges and leverage the opportunities posed by hybrid architectures spanning public and private clouds, as well as more traditional on premise data centers. As a result, I am confident they will help drive a return to product revenue growth over the near term,” McAdam said.

3Q16/FY16 Earnings Release	Page 2 of 4

For the quarter ending September 30, 2016, F5 has set a revenue goal of $515 million to $525 million with a GAAP earnings target of $1.44 to $1.47 per diluted share and a non-GAAP earnings target of $1.92 to $1.95 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	September 30, 2016

Reconciliation of Expected Non-GAAP Fourth Quarter Earnings	Low	High
Net income	$96.2	$98.2
Stock-based compensation expense	$40.0	$40.0
Amortization of purchased intangible assets	$3.5	$3.5
Tax effects related to above items	$(11.8)	$(11.8)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$127.9	$129.9
Net income per share - diluted	$1.44	$1.47
Non-GAAP net income per share - diluted	$1.92	$1.95
About F5 Networks
F5 (NASDAQ: FFIV) provides solutions for an application world. F5 helps organizations seamlessly scale cloud, data center, telecommunications, and software defined networking (SDN) deployments to successfully deliver applications and services to anyone, anywhere, at any time. F5 solutions broaden the reach of IT through an open, extensible framework and a rich partner ecosystem of leading technology and orchestration vendors. This approach lets customers pursue the infrastructure model that best fits their needs over time. The world’s largest businesses, service providers, government entities, and consumer brands rely on F5 to stay ahead of cloud, security, and mobility trends. For more information, go to f5.com.
You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

3Q16/FY16 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

3Q16/FY16 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets and acquisition-related charges, net of taxes, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions. In addition, expense related to a jury verdict and other associated costs of that patent litigation have been excluded from GAAP net income for the purpose of measuring non-GAAP earnings and earnings per share in fiscal 2016.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Statements of Operations entitled “Non-GAAP Financial Measures.”
# # # #

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	June 30,	September 30,
	2016	2015
ASSETS
Current assets
Cash and cash equivalents	$429,597	$390,460
Short-term investments	381,111	383,882
Accounts receivable, net of allowances of $1,700 and $1,979	263,249	279,434
Inventories	33,805	33,717
Deferred tax assets	49,460	50,128
Other current assets	50,741	50,519
Total current assets	1,207,963	1,188,140
Property and equipment, net	115,135	95,909
Long-term investments	313,488	397,656
Deferred tax assets	700	6,492
Goodwill	555,965	555,965
Other assets, net	60,532	68,128
Total assets	$2,253,783	$2,312,290
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$37,452	$50,814
Accrued liabilities	135,122	130,401
Deferred revenue	626,836	573,908
Total current liabilities	799,410	755,123
Other long-term liabilities	30,761	30,136
Deferred revenue, long-term	229,332	209,402
Deferred tax liabilities	7,215	901
Total long-term liabilities	267,308	240,439
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 66,204 and 70,138 shares issued and outstanding	9,996	10,159
Accumulated other comprehensive loss	(13,317)	(15,288)
Retained earnings	1,190,386	1,321,857
Total shareholders’ equity	1,187,065	1,316,728
Total liabilities and shareholders’ equity	$2,253,783	$2,312,290

F5 Networks, Inc.
Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net revenues
Products	$231,366	$248,767	$691,485	$733,820
Services	265,156	234,819	778,200	684,702
Total	496,522	483,586	1,469,685	1,418,522
Cost of net revenues (1)(2)
Products	40,474	44,050	123,033	129,720
Services	43,869	41,609	129,223	117,883
Total	84,343	85,659	252,256	247,603
Gross profit	412,179	397,927	1,217,429	1,170,919
Operating expenses (1)(2)
Sales and marketing	156,620	150,833	470,545	450,887
Research and development	83,042	74,337	250,481	218,918
General and administrative	34,182	32,627	103,238	95,814
Litigation expense	(527)	—	8,421	—
Total	273,317	257,797	832,685	765,619
Income from operations	138,862	140,130	384,744	405,300
Other income, net	978	720	2,246	6,580
Income before income taxes	139,840	140,850	386,990	411,880
Provision for income taxes	48,051	47,678	130,070	143,903
Net income	$91,789	$93,172	$256,920	$267,977

Net income per share — basic	$1.37	$1.30	$3.78	$3.70
Weighted average shares — basic	66,851	71,509	67,990	72,370

Net income per share — diluted	$1.37	$1.29	$3.75	$3.67
Weighted average shares — diluted	67,235	71,957	68,429	72,937

Non-GAAP Financial Measures
Net income as reported	$91,789	$93,172	$256,920	$267,977
Stock-based compensation expense (3)	38,437	36,517	118,443	103,919
Amortization of purchased intangible assets	3,518	3,359	10,440	9,822
Litigation expense	(527)	—	8,421	—
Tax effects related to above items	(11,515)	(12,862)	(37,952)	(32,047)
Net income excluding stock-based compensation expense, amortization of purchased intangible assets and litigation expense (non-GAAP) - diluted	$121,702	$120,186	$356,272	$349,671

Net income per share excluding stock-based compensation expense, amortization of purchased intangible assets and litigation expense (non-GAAP) - diluted	$1.81	$1.67	$5.21	$4.79

Weighted average shares - diluted	67,235	71,957	68,429	72,937

(1) Includes stock-based compensation expense as follows:
Cost of net revenues	$4,643	$3,740	$13,929	$10,497
Sales and marketing	15,130	14,775	45,962	42,762
Research and development	12,987	11,867	39,601	34,500
General and administrative	5,677	6,135	18,951	16,160
	$38,437	$36,517	$118,443	$103,919

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,666	$2,651	$7,999	$7,968
Sales and marketing	486	486	1,459	1,459
General and administrative	366	222	982	395
	$3,518	$3,359	$10,440	$9,822

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Nine Months Ended
	June 30,
	2016	2015
Operating activities
Net income	$256,920	$267,977
Adjustments to reconcile net income to net cash provided by operating activities:
Realized loss (gain) on disposition of assets and investments	22	(69)
Stock-based compensation	118,443	103,919
Provisions for doubtful accounts and sales returns	876	1,268
Depreciation and amortization	42,284	39,225
Deferred income taxes	9,295	(5,203)
Changes in operating assets and liabilities:
Accounts receivable	15,307	(20,094)
Inventories	(87)	(5,556)
Other current assets	(80)	(6,127)
Other assets	549	437
Accounts payable and accrued liabilities	(8,922)	19,625
Deferred revenue	72,858	105,796
Net cash provided by operating activities	507,465	501,198
Investing activities
Purchases of investments	(225,226)	(347,683)
Maturities of investments	244,905	391,900
Sales of investments	62,836	198,401
Decrease (increase) in restricted cash	29	(401)
Acquisition of intangible assets	(3,250)	(6,224)
Purchases of property and equipment	(45,909)	(41,715)
Net cash provided by investing activities	33,385	194,278
Financing activities
Excess tax benefit from stock-based compensation	1,596	6,611
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	44,848	40,426
Repurchase of common stock	(550,101)	(456,863)
Net cash used in financing activities	(503,657)	(409,826)
Net increase in cash and cash equivalents	37,193	285,650
Effect of exchange rate changes on cash and cash equivalents	1,944	(4,972)
Cash and cash equivalents, beginning of year	390,460	281,502
Cash and cash equivalents, end of year	$429,597	$562,180